UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 12, 2010

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11605	95-4545390
(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) The Company has adopted new forms of agreement for the award of stock units and stock options awarded to executive officers.

Performance-Based Stock Unit Award Agreement (Section 162(m) Vesting Requirement). The material terms of the new form of performance-based stock unit award agreement with only time and Section 162(m) vesting requirements are substantively the same as the prior restricted stock unit agreement, except as follows:

•

The new form of stock unit award agreement does not contain provisions relating to performance tests, except for those relating to the test to assure deductibility under Section 162(m) of the Internal Revenue Code, as units with tests subject to additional performance tests are now awarded pursuant to a separate agreement.

•

The new form of stock unit award agreement provides that, if an award was granted at least one year before termination of employment, units included in the award will, subject to the attainment of any applicable performance conditions, continue to vest notwithstanding termination of employment if the executive’s employment terminates for reasons other than death, disability or cause and if – either at the date of termination or, if the terms of the participant’s employment agreement provide for continued vesting following termination, at the expiration of the regular term of the participant’s employment agreement – the participant is age 60 or greater and has at least ten years of service.

•	The new form of stock unit award agreement provides that awards vest 25% per year over four years, to conform with the Company’s current practice in issuing such awards.

Performance-Based Stock Unit Award Agreement (Three-Year Vesting subject to Total Shareholder Return/EPS Growth Tests/Section 162(m) Vesting Requirement). The material terms of the new performance-based stock unit award agreement with additional performance tests are substantially the same as the prior stock unit agreement that applied to awards that included units subject to performance vesting conditions in addition to the test to assure deductibility under Section 162(m) of the Internal Revenue Code, except as follows:

•

The new form of stock unit agreement does not contain provisions relating to units that are subject only to the test to assure deductibility under Section 162(m) of the Internal Revenue Code, as units subject only to that test are now awarded pursuant to a separate agreement. The Company expects that performance based units will normally be issued together with units subject only to the test to assure deductibility under Section 162(m) of the Internal Revenue Code.

•

The new form of stock unit agreement provides that units vest on the third anniversary of the award date, subject to satisfaction of the following performance test in addition to the test to assure deductibility under Section 162(m) of the Internal Revenue Code:

The new form of stock unit agreement grants a target number of units. The actual number of units that vest depends on the level of performance against the performance conditions described below, with the number of units vesting ranging from 0% of the target to 150% of the target. Units will vest on the vesting date (assuming continued employment and satisfaction of the Section 162(m) test applicable to awards to executive officers) if (a) the Company’s three-year total shareholder return (TSR in the table below ) (based on market prices for the last 20 trading days of the period ending one month prior to the third anniversary of the award) equals or exceeds the total shareholder return of 25% of the companies in the S&P500 over the same period or (b) the Company’s growth in diluted earnings per share from continuing operations (EPS in the table below) for the 12 quarters reported on or before one month prior to the third anniversary equals or exceeds the growth in diluted earnings per share from continuing operations of 50% of the companies in the S&P500 over the same period. The number of units that vest will be determined according to the following schedule:

First Performance Test	Second Performance Test (if applicable)	Percent of Target Units Vesting*
TSR below 25th percentile	EPS below 50th percentile	0%
	EPS 50th percentile or higher	50%
TSR equal to 25th percentile to 50th percentile	EPS below 50th percentile	50% to 100%
	EPS 50th percentile or higher	75% to 100%
TSR equal to 50th percentile to 75th percentile	Not applicable	100% to 150%
TSR 75th percentile and above	Not applicable	150%

*	The percent of units vesting varies within ranges in a linear manner from the low end of the range to the high end of the range based on the Company’s TSR percentile.

EPS for the Company will be adjusted as the Compensation Committee deems appropriate in its sole discretion (i) to exclude the effect of extraordinary, unusual and/or nonrecurring items and (ii) to reflect such other factors as the Compensation Committee deems appropriate to fairly reflect earnings per share growth. No adjustments to the diluted EPS from continuing operations of S&P 500 companies will be made.

•

The new form of stock unit award agreement provides that, if an award was granted at least one year before termination of employment, units included in the award will, subject to the attainment of any applicable performance conditions, continue to vest notwithstanding termination of employment if the executive’s employment terminates for reasons other than death, disability or cause and if – either at the date of termination or, if the terms of the participant’s employment agreement provide for continued vesting following termination, at the expiration of the regular term of the participant’s employment agreement – the participant is age 60 or greater and has at least ten years of service.

Non-Qualified Stock Option Award Agreement. The material terms of the new form of non-qualified stock option award agreement are substantially the same as the prior stock option award agreement, except as follows:

•	The new form of stock option award agreement provides that options may have a term of ten years rather than seven years, to conform to the Company’s current practice in issuing awards.

•

The new form of stock option award agreement provides that, if an award was granted at least one year before termination of employment, options will continue to vest and remain exercisable until the earlier of three years after the date of termination of employment or the scheduled expiration of the option if the executive’s employment terminates for reasons other than death or cause and if – either at the date of termination or, if the terms of the participant’s employment agreement provide for continued vesting following termination, at the expiration of the regular term of the participant’s employment agreement – the participant is age 60 or greater and has at least ten years of service.

The new forms of stock unit award agreements and stock option award agreement are attached as Exhibits 10.1, 10.2 and 10.3 respectively to this Report and are incorporated herein by reference.

Item 9.01	Exhibits

Exhibit 10.1	Form of Performance-Based Stock Unit Award Agreement (Section 162(m) Vesting Requirement)

Exhibit 10.2	Form of Performance-Based Stock Unit Award Agreement (Three-Year Vesting subject to Total Shareholder Return/EPS Growth Tests/Section 162(m) Vesting Requirement)

Exhibit 10.3	Form of Non-Qualified Stock Option Award Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ ROGER J. PATTERSON
Roger J. Patterson
Managing Vice President, Counsel Registered In-House Counsel

Dated: January 12, 2010

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